Dear Shareholder:

The Victory Prospectus for the following Funds is being revised to reflect the liquidation of the Class C Shares of Small Company Opportunity Fund and Established Value Fund. This information is important and is part of your Prospectus.

-------------------------------------------------------------------------------

                             The Victory Portfolios

                                   Value Fund
                             Diversified Stock Fund
                                Stock Index Fund
                             Established Value Fund
                               Special Value Fund
                         Small Company Opportunity Fund
                               Focused Growth Fund

                       Supplement dated February 11, 2005
                      To the Prospectus dated March 1, 2004


On January 28, 2005, the Class C Shares of Small Company Opportunity Fund and Established Value Fund were liquidated. As of that date, Class C Shares of these Funds are no longer being offered. All references to the Class C Shares of Small Company Opportunity Fund and Established Value Fund in this prospectus are, therefore, deleted.

















Please insert this supplement in the front of your prospectus. If you wish to obtain more information, please call the Victory Funds at 800-539-3863.







                                  VF-EQTY-SUPP5